Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
LEGACY RESERVES INC., et al.,[1]	§	Case No. 19-33395 (MI)
§
Debtors.	§	(Jointly Administered)
	§	Re: Docket No. 9

INTERIM ORDER (I) ESTABLISHING NOTICE AND OBJECTION PROCEDURES FOR TRANSFERS OF COMMON STOCK, (II) DIRECTING THAT CERTAIN COMMON STOCK TRANSACTIONS ARE NULL AND VOID AB INITIO,
AND (III) GRANTING RELATED RELIEF

Upon the motion (“Motion”)2 of Legacy Reserves Inc. and its affiliated debtors and debtors in possession in the above-captioned chapter 11 cases for entry of an Interim Order and a Final Order (i) approving the Procedures related to transfers of Beneficial Ownership of Common Stock; (ii) directing that any purchase, sale, or other transfer of Common Stock in violation of the Procedures shall be null and void ab initio; and (iii) granting certain related relief, including scheduling a hearing to consider entry of a proposed final order, each as more fully set forth in the Motion; and upon consideration of the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. § 1334; and this matter being a core proceeding within the meaning of 28 U.S.C. § 157(b)(2); and the Court being able to issue a final order consistent with Article III of the United States Constitution; and venue of this proceeding and the Motion in this district being proper pursuant to 28 U.S.C. §§ 1408 and 1409; and appropriate notice of and opportunity for a hearing on the Motion having been given; and the relief requested in the Motion being in the best interests of the Debtors’ estates, their creditors and other parties in interest; and the Court having determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  Legacy Reserves Inc. (9553); Legacy Reserves GP, LLC (1065); Legacy Reserves LP (1069); Legacy Reserves Finance Corporation (1181); Legacy Reserves Services LLC (2710); Legacy Reserves Operating LP (7259); Legacy Reserves Energy Services LLC (1233); Legacy Reserves Operating GP LLC (7209); Dew Gathering LLC (4482); Pinnacle Gas Treating LLC (3711); Legacy Reserves Marketing LLC (7593).  The location of the Debtors’ service address is: 303 W. Wall St., Suite 1800, Midland, TX 79701.

2 Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to it in the Motion.

1.           The final hearing with respect to the relief requested in the Motion shall be held on July 16, 2019 at 10 a.m. (prevailing Central Time) (the “Final Hearing”).  Any objections or responses to entry of the proposed Final Order shall be filed on or before 4:00 p.m. (prevailing Central Time) on July 12, 2019.

2.           The Procedures, as set forth in Exhibit 1 attached hereto, are approved.

3.           Any transfer of Beneficial Ownership of Common Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.

4.           In the case of any such transfer of Beneficial Ownership of Common Stock in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors, to appropriately reflect that such transfer is null and void ab initio.

5.           Pending the Final Hearing, any person or entity subject to the Procedures (e.g., any person who is a Substantial Shareholder or would become a Substantial Shareholder and any person who is or becomes a 50% Shareholder) may file a motion and request an emergency hearing to obtain relief from this Interim Order.  The Court may consider any such request for emergency relief on less than 24 hours’ notice.

6.           The Debtors may, with three business days’ notice to the Wells Fargo Bank, National Association, retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures.

7.           To the extent that this Interim Order is inconsistent with any prior order or pleading with respect to the Motion in these chapter 11 cases, the terms of this Interim Order shall govern.

8.           The requirements set forth in this Interim Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.

9.           Nothing in this Interim Order: (i) is intended or shall be deemed to constitute an assumption of any agreement pursuant to section 365 of the Bankruptcy Code or an admission as to the validity of any claim against the Debtors or their estates; (ii) shall impair, prejudice, waive, or otherwise affect the rights of the Debtors or their estates to contest the validity, priority, or amount of any claim against the Debtors or their estates; (iii) shall impair, prejudice, waive, or otherwise affect the rights of the Debtors or their estates with respect to any and all claims or causes of action against any third party; or (iv) shall be construed as a promise to pay a claim or continue any applicable program postpetition, which decision shall be in the discretion of the Debtors.  Any payment made pursuant to this Interim Order is not intended to be nor should it be construed as an admission as to the validity of any claim or a waiver of the Debtors’ rights to subsequently dispute such claim.

10.         The requirements set forth in Bankruptcy Rule 6003(b) are satisfied.

11.         Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion under the circumstances and the requirements of Bankruptcy Rule 6004(a) and the Local Rules are satisfied by such notice.

12.         Notwithstanding the applicability of Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order shall be immediately effective and enforceable upon its entry.

13.         The Debtors are authorized to take all such actions as are necessary or appropriate to implement the terms of this Interim Order.

14.         This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.

Dated: June 21, 2019
Houston, Texas
/s/ Marvin Isgur
Marvin Isgur
United States Bankruptcy Judge

Exhibit 1

Procedures for Transfers of Beneficial Ownership of Common Stock

Procedures for Transfers of Common Stock

The following procedures apply to transfers of Common Stock:1

1.         Any entity (as defined in section 101(15) of the Bankruptcy Code) who currently is or becomes a Substantial Shareholder (as defined below) must file with the Court a declaration of such status, substantially in the form of Exhibit 1A attached to the Procedures (a “Declaration of Status as a Substantial Shareholder”), on or before the later of (a) 14 calendar days after the date of the Notice of Interim Order (as defined below), or (b) 14 calendar days after becoming a Substantial Shareholder; provided, however, for the avoidance of doubt, the other Procedures shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

2.          Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual becoming a Substantial Shareholder, such Substantial Shareholder or potential Substantial Shareholder must file with the Court an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1B attached to the Procedures (a “Declaration of Intent to Accumulate Common Stock”).

3.           Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Court an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1C attached to the Procedures (a “Declaration of Intent to Transfer Common Stock,” and together with a Declaration of Intent to Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).

4.          The Debtors shall have 21 calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to use their tax attributes.  If the Debtors file an objection, such transaction will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court.  If the Debtors do not object within such 21-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer.  Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the Procedures, with an additional 21-day waiting period for each Declaration of Proposed Transfer.

1 Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

5.           For purposes of the Procedures a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 5,166,576 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock).2

Procedures for New 50% Shareholders

1.          Any person or entity that currently is or becomes a 50% Shareholder must file with the Court a notice of such status, in the form of Exhibit 1D attached to the Procedures (a “Declaration of Status as a 50% Shareholder”), on or before 14 calendar days after becoming a 50% Shareholder; provided, however, for the avoidance of doubt, all other applicable procedures set forth herein shall apply to any 50% Shareholder even if no Declaration of Status as a 50% Shareholder has been filed.

2.           For purposes of the Procedures, a “50% Shareholder” is any person or entity that at any time since September 20, 2018, has owned Beneficial Ownership of 50 percent or more of the Common Stock of the Debtors (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder).

Notice Procedures

1.           No later than three business days following entry of the Interim Order, the Debtors shall serve by first class mail, substantially in the form of Exhibit 1E attached to these Procedures (the “Notice of Interim Order”), on: (i) the Office of the U.S. Trustee for the Southern District of Texas; (ii) the holders of the 30 largest unsecured claims against the Debtors (on a consolidated basis); (iii) counsel to the DIP Agent; (iv) counsel to the Existing RBL Agent; (v) counsel to the Existing RBL Lenders; (vi) counsel to GSO Capital Partners LP; (vii) counsel to the administrative agent under the Debtors’ second lien credit facility; (viii) counsel to the indenture trustee for the Debtors’ senior unsecured notes; (ix) counsel to the Ad Hoc Group of Senior Noteholders; (x) the United States Attorney’s Office for the Southern District of Texas; (xi) the Internal Revenue Service; (xii) the United States Securities and Exchange Commission; (xiii) the Environmental Protection Agency and similar state environmental agencies for states in which the Debtors conduct business; (xiv) the state attorneys general for states in which the Debtors conduct business; (xv) any party that has requested notice pursuant to Bankruptcy Rule 2002; and (xvi) all registered and nominee holders of Common Stock (with instructions to serve down to the beneficial holders of Common Stock, as applicable).  Additionally, no later than three business days following entry of the Final Order, the Debtors shall serve a Notice of Interim Order modified to reflect that the final order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order.

2.          All registered and nominee holders of Common Stock shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered or nominee holder holds such Common Stock down the chain of ownership for all such holders of Common Stock.

2 Based on approximately 114,812,812 shares of Common Stock outstanding as of the Petition Date.

3.           Any entity or broker or agent acting on such entity’s or individual’s behalf who sells Common Stock to another entity shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Stock, or any broker or agent acting on such purchaser’s behalf.

4.           As soon as is practicable following entry of the Interim Order, the Debtors shall (i) submit a copy of the Notice of Interim Order (modified for publication) for publication in Wall Street Journal and USA Today; (ii) submit a copy of the Notice of Interim Order (modified for publication) to Bloomberg Professional Service for potential publication by Bloomberg; and (iii) file a Form 8-K with a reference to the entry of the Interim Order.

5.          To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided that any such declarations served on the Debtors shall not be in redacted form.  The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except (i) to the extent necessary to respond to a petition or objection filed with the Court; (ii) to the extent otherwise required by law; or (iii) to the extent that the information contained therein is already public; provided that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order.  To the extent confidential information is necessary to respond to a petitioner objection filed with the Court, such confidential information shall be filed under seal or in a redacted form.

Exhibit 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
LEGACY RESERVES INC., et al.,[1]	§	Case No. 19-33395 (MI)
§
Debtors.	§	(Jointly Administered)
§

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock of Legacy Reserves Inc. or of any Beneficial Ownership therein (the “Common Stock”).  Legacy Reserves Inc. is a debtor and debtor in possession in Case No. 19-33395 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  Legacy Reserves Inc. (9553); Legacy Reserves GP, LLC (1065); Legacy Reserves LP (1069); Legacy Reserves Finance Corporation (1181); Legacy Reserves Services LLC (2710); Legacy Reserves Operating LP (7259); Legacy Reserves Energy Services LLC (1233); Legacy Reserves Operating GP LLC (7209); Dew Gathering LLC (4482); Pinnacle Gas Treating LLC (3711); Legacy Reserves Marketing LLC (7593).  The location of the Debtors’ service address is: 303 W. Wall St., Suite 1800, Midland, TX 79701.

2 For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 5,166,576 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382- 2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of __________ __, 2019, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock (attach additional page or pages if necessary):

Number of Shares	Date Acquired

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Establishing Notice and Objection Procedures for Transfers of Common Stock, (II) Directing That Certain Common Stock Transactions are Null and Void Ab Initio, and (III) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted this ___ day of ___, 20__.

[Name of Substantial Shareholder]

By:
Name:
Address:

Telephone:
Fax:

Exhibit 1B

Declaration of Intent to Accumulate Common Stock

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
LEGACY RESERVES INC., et al.,[1]	§	Case No. 19-33395 (MI)
§
Debtors.	§	(Jointly Administered)
§

DECLARATION OF INTENT TO ACCUMULATE COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock of Legacy Reserves Inc. or of any Beneficial Ownership therein (the “Common Stock”).  Legacy Reserves Inc. is a debtor and debtor in possession in Case No. 19-33395 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  Legacy Reserves Inc. (9553); Legacy Reserves GP, LLC (1065); Legacy Reserves LP (1069); Legacy Reserves Finance Corporation (1181); Legacy Reserves Services LLC (2710); Legacy Reserves Operating LP (7259); Legacy Reserves Energy Services LLC (1233); Legacy Reserves Operating GP LLC (7209); Dew Gathering LLC (4482); Pinnacle Gas Treating LLC (3711); Legacy Reserves Marketing LLC (7593).  The location of the Debtors’ service address is: 303 W. Wall St., Suite 1800, Midland, TX 79701.

2 For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 5,166,576 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382- 2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on ___________ __, 2019, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of Common Stock.  If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ___________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Establishing Notice and Objection Procedures for Transfers of Common Stock, (II) Directing That Certain Common Stock Transactions are Null and Void Ab Initio, and (III) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 21 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and nonappealable order of the Court.  If the Debtors do not object within such 21-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted this ___ day of ___, 20__.

[Name of Declarant]

By:
Name:
Address:

Telephone:
Fax:

Exhibit 1C

Declaration of Intent to Transfer Common Stock

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
LEGACY RESERVES INC., et al.,[1]	§	Case No. 19-33395 (MI)
§
Debtors.	§	(Jointly Administered)
§

DECLARATION OF INTENT TO TRANSFER COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock of Legacy Reserves Inc. or of any Beneficial Ownership therein (the “Common Stock”).  Legacy Reserves Inc. is a debtor and debtor in possession in Case No. 19-33395 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  Legacy Reserves Inc. (9553); Legacy Reserves GP, LLC (1065); Legacy Reserves LP (1069); Legacy Reserves Finance Corporation (1181); Legacy Reserves Services LLC (2710); Legacy Reserves Operating LP (7259); Legacy Reserves Energy Services LLC (1233); Legacy Reserves Operating GP LLC (7209); Dew Gathering LLC (4482); Pinnacle Gas Treating LLC (3711); Legacy Reserves Marketing LLC (7593).  The location of the Debtors’ service address is: 303 W. Wall St., Suite 1800, Midland, TX 79701.

2 For purposes of these Procedures:  (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 5,166,576 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations Section 1.382- 2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on __________ __, 2019, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of _________ shares of Common Stock or an Option with respect to _________ shares of Common Stock.  If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _________ shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Establishing Notice and Objection Procedures for Transfers of Common Stock, (II) Directing That Certain Common Stock Transactions are Null and Void Ab Initio, and (III) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 21 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and nonappealable order of the Court.  If the Debtors do not object within such 21-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted this ___ day of ___, 20__.

[Name of Declarant]

By:
Name:
Address:

Telephone:
Fax:

Exhibit 1D

Declaration of Status as a 50% Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
LEGACY RESERVES INC., et al.,[1]	§	Case No. 19-33395 (MI)
§
Debtors.	§	(Jointly Administered)
§

DECLARATION OF STATUS AS A 50% SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party has become a 50% Shareholder with respect to the common stock of Legacy Reserves Inc. or of any Beneficial Ownership therein (the “Common Stock”).  Legacy Reserves Inc. is a debtor and debtor in possession in Case No. 19-33395 (MI) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  Legacy Reserves Inc. (9553); Legacy Reserves GP, LLC (1065); Legacy Reserves LP (1069); Legacy Reserves Finance Corporation (1181); Legacy Reserves Services LLC (2710); Legacy Reserves Operating LP (7259); Legacy Reserves Energy Services LLC (1233); Legacy Reserves Operating GP LLC (7209); Dew Gathering LLC (4482); Pinnacle Gas Treating LLC (3711); Legacy Reserves Marketing LLC (7593).  The location of the Debtors’ service address is: 303 W. Wall St., Suite 1800, Midland, TX 79701.

2 For purposes of this Declaration: (i) a “50% Shareholder” is any person or entity that at any time since September 20, 2018, has had Beneficial Ownership of 50 percent or more of the Common Stock (determined in accordance with IRC § 382(g)(4)(D) and the applicable Treasury Regulations); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined below) to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations Section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of __________ __, 2019, the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock (attach additional page or pages if necessary):

Number of Shares	Date Acquired

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Establishing Notice and Objection Procedures for Transfers of  Common Stock, (II) Directing That Certain Common Stock Transactions are Null and Void Ab Initio, and (III) Granting Related Relief [Docket No. ___] (the “Order”), this declaration (this “Declaration”) is being filed with the Court.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted this ___ day of ___, 20__.

[Name of Declarant]

By:
Name:
Address:

Telephone:
Fax:

Exhibit 1E

Notice of Interim Order

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
LEGACY RESERVES INC., et al.,[1]	§	Case No. 19-33395 (MI)
§
Debtors.	§	(Jointly Administered)
§

NOTICE OF DISCLOSURE PROCEDURES APPLICABLE TO CERTAIN HOLDERS OF COMMON STOCK, DISCLOSURE PROCEDURS FOR TRANSFERS
OF COMMON STOCK, AND FINAL HEARING ON THE APPLICATION THEREOF

TO:  ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPCTY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK OF LEGACY RESERVES INC. (THE “COMMON STOCK”):

PLEASE TAKE NOTICE that on June 18, 2019 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the Southern District of Texas (the “Court”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).  Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of or from the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Emergency Motion for Entry of Interim and Final Orders (I) Establishing Notice and Objection Procedures for Transfers of Common Stock, (II) Directing that Certain Common Stock Transactions Are Null and Void Ab Initio, and (III) Granting Related Relief [Docket No. __] (the “Motion”).

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are:  Legacy Reserves Inc. (9553); Legacy Reserves GP, LLC (1065); Legacy Reserves LP (1069); Legacy Reserves Finance Corporation (1181); Legacy Reserves Services LLC (2710); Legacy Reserves Operating LP (7259); Legacy Reserves Energy Services LLC (1233); Legacy Reserves Operating GP LLC (7209); Dew Gathering LLC (4482); Pinnacle Gas Treating LLC (3711); Legacy Reserves Marketing LLC (7593).  The location of the Debtors’ service address is: 303 W. Wall St., Suite 1800, Midland, TX 79701.

PLEASE TAKE FURTHER NOTICE that on [______], 2019, the Court entered the Interim Order (I) Establishing Notice and Objection Procedures for Transfers of Common Stock, (II) Directing That Certain Common Stock Transactions are Null and Void Ab Initio, and (III) Granting Related Relief [Docket No. __] (the “Order”) approving procedures for certain transfers of and declarations of worthlessness with respect to Common Stock, set forth in Exhibit 1 attached to the Order (the “Procedures”).2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock or Beneficial Ownership of Common Stock in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock or any Beneficial Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the proposed notice, claims, and solicitation agent for the Debtors, KCC, will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time.  Such declarations are also available via PACER on the Court’s website at https://ecf.txsb.uscourts.gov for a fee, or free of charge by accessing the Debtors’ restructuring website at www.kccllc.net/legacyreserves.

2 Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Order of the Motion, as applicable.

PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the motion shall be held on __________ __, 2019, at__:__ _.m. (prevailing Central Time).  Any objections or responses to entry of the proposed Final Order shall be filed on or before 4:00 p.m. (prevailing Central Time) on ________________, 2019 and served on the following parties: (i) the Debtors, 303 W. Wall St., Suite 1800, Midland, TX 79701, Attn: Bert Ferrara; (ii) proposed counsel for the Debtors, Sidley Austin LLP, 1000 Louisiana St., Suite 5900, Houston, TX 77002, Attn: Duston McFaul and George Vlahakos; (iii) the Office of the U.S. Trustee for the Southern District of Texas; (iv) the holders of the 30 largest unsecured claims against the Debtors (on a consolidated basis); (v) the DIP Agent and counsel thereto; (vi) the Existing RBL Agent and counsel thereto; (vii) the Existing RBL Lenders; (viii) counsel to GSO Capital Partners LP, Latham & Watkins LLP, 885 3rd Avenue, New York, NY 10022, Attn: George Davis and Adam Goldberg, george.davis@lw.com and adam.goldberg@lw.com; (ix) counsel to the administrative agent under the Debtors’ second lien credit facility, Arnold & Porter Kaye Scholer LLP, 70 West Madison Street, Suite 4200, Chicago, Illinois 60602, Attn: Seth J. Kleinman, seth.kleinman@arnoldporter.com and Arnold & Porter Kaye Scholer LLP, 250 West 55th Street, New York, NY 10019, Attn: Alan Glantz, alan.glantz@arnoldporter.com; (x) counsel to the indenture trustee for the Debtors’ senior unsecured notes; (xi) counsel to the Ad Hoc Group of Senior Noteholders, Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, Attn: Brian Resnick, Stephen Piraino and Michael Pera, brian.resnick@davispolk.com, stephen.piraino@davispolk.com and michael.pera@davispolk.com; (xii) the United States Attorney’s Office for the Southern District of Texas; (xiii) the Internal Revenue Service; (xiv) the United States Securities and Exchange Commission; (xv) the Environmental Protection Agency and similar state environmental agencies for states in which the Debtors conduct business; (xvi) the state attorneys general for states in which the Debtors conduct business; and (xvii) any party that has requested notice pursuant to Bankruptcy Rule 2002.  In the event no objections to entry of a final order on the Motion are timely received, this Court may enter such final order without need for the Final Hearing.

PLEASE TAKE FURTHER NOTICE that failure to follow the procedures set forth in the Order shall constitute a violation of, among other things, the automatic stay provisions of Section 362 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that any prohibited purchase, sale, other transfer of, or declaration of worthlessness with respect to common stock, beneficial ownership thereof, or option with respect thereto in violation of the order is prohibited and shall be null and void ab initio and may be subject to additional sanctions as this court may determine.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

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Dated: ______, 2019	Respectfully submitted,
Houston, Texas

SIDLEY AUSTIN LLP
Duston McFaul (24003309)
Charles M. Persons (24060413)
Michael Fishel (24082998)
Maegan Quejada (24105999)
1000 Louisiana Street, Suite 5900
Houston, Texas 77002
Telephone:  (713) 495-4500
Facsimile:  (713) 495-7799

- and -

James F. Conlan
Bojan Guzina (pro hac vice requested)
Andrew F. O’Neill (pro hac vice requested)
One South Dearborn Street
Chicago, Illinois 60603
Telephone:  (312) 853-7000
Facsimile:  (312) 853-7036

Proposed Attorneys for the Debtors
and Debtors in Possession